LEASE AGREEMENT

     THIS LEASE AGREEMENT is made at Charleston, South Carolina, on this 19th day of November , 1996, by and between Nicholas & Thalia Pavlatos hereinafter referred to as "Landlord") and Envirometrics Products Company (hereinafter referred to as "Tenant").

     1. PREMISES:

     (a) Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (hereinafter referred to as the "Premises"), consisting of approximately 1,800 square feet of floor area. The location and dimensions of said Premises are delineated in red on Exhibit "A", which is attached hereto and incorporated herein by reference. Said Premises are part of that certain retail/office complex known as Oakbrook Center, in the County of Dorchester, City of Summerville , South Carolina (hereinafter said complex is referred to as "Shopping Center").

     (b) This lease is subject to the terms, covenants and conditions herein set forth, and the Tenant covenants as material part of the consideration for this lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

     2. USE OF PREMISES:

     (a) Tenant shall use the premises for light assembly

     (b) Tenant agrees that the premises shall be open for business for the purpose described herein, operating during usual business hours, within one hundred twenty (120) days of the date of this Lease, or otherwise as shall be mutually agreed upon by the parties. In the event that Tenant shall not comply with this subparagraph, Landlord shall have the sole option to terminate this Lease upon five (5) days written notification to Tenant, and thereafter the parties shall be returned to their original status as if the Lease had never been executed. In the event that the Landlord shall exercise its option hereunder, Landlord shall have the right to retain all sums which Tenant has paid hereunder as liquidated damages, it being agreed by the parties that said sum is a fair and equitable estimate as to the amount of damages which Landlord shall suffer as a result of Tenant's breach hereof.

     3. TERM:

     This lease shall be for a term of eight months, 15 days commencing December
1. 1996 and ending August 14, 1997

     4. MINIMUM RENT:

     (a) Tenant agrees to pay Landlord as a Minimum Rent, without notice or demand, the monthly sum of six hundred dollars (S600) GROSS LEASE ($4.00 per sq.
ft) .

     Rent is payable on the first (St.) day of each month.

     5.  CONSIDERATION:

     Concurrently with the execution of this Lease, Tenant shall deposit with Landlord a sum equivalent to the first ($ n/a ) months rent and the last ($ n/a) months rent. 0.0 -($ 0.0 shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof - If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may, but shall not be required to use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five(5)days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do shall be a default under this Lease.

     6. CONDITION OF PREMISES:

     Tenant shall not make any repairs, alterations, or additions to Premises or enter into any contract for repairs, alterations, or additions without first procuring Landlord's written consent and delivering to Landlord plans and specifications prepared by licensed architect as well as copies satisfactory to Landlord of indemnification against liens, costs, damages, and expenses as may be required by Landlord. At it's own expense tenant shall obtain all requisite building and other permits before starting any work in or upon the premises. Tenant shall, in all events, provide Landlord with professionally prepared drawings bearing the seal of an architect or engineer currently licensed in and by the State of South Carolina before -Tenant, its representative, agent, or contractor starts any work in or upon the premises. The aforesaid drawing shall include plumbing, electrical, climate control, insulation, wall structure, finish, materials and all other specifications intended to be included in improving and/or completing the premises. Landlord shall have the right of final approval of any such plans for improving and/or completing the premises.

     9. WASTE, NUISANCE OR UNLAWFUL USE:

     Tenant shall not commit, or allow to be committed, any waste on the Premises, create or allow any nuisance to exist on the Premises, or use or allow the Premises to be used for any unlawful purpose.

     10. PAYMENT OF UTILITIES:

     Tenant shall pay for and be liable for all utilities furnished the Premises during the term of this Lease, or any extension thereof, including, but not limited to, electricity, gas, water and telephone service. In the event that utilities are not separately metered, Tenant agrees to pay his proportionate share of such utilities based upon the formula set forth in paragraph 7 (b) hereof.

     1. REPAIRS AND MAINTENANCE:

     Tenant shall at it's own expense, maintain and keep the Premises, including, but not limited to, the windows, doors, skylights, storefront, air conditioners or heaters, and all interior walls in good repair. The same shall not be altered, repaired or changed without he written consent of the Landlord, which shall not be reasonably withheld. Landlord shall maintain the building roof and all exterior walls in good condition, subject to the terms of Paragraph 7 hereof. All alterations, improvements and changes that may be done with the consent of the Landlord, and shall remain upon and be surrendered with the Premises at the termination of the Lease herein. HVAC replacement, due to age, Landlord's responsibility.

     12. DELIVERY, ACCEPTANCE, & SURRENDER OF PREMISES:

     Landlord represents that the Premises are in a condition fit for the uses hereinabove described. Tenant agrees to accept the Premises on possession as being in a good state of repair and in sanitary condition. At the termination of this Lease, by the expiration thereof, or otherwise, the Tenant shall deliver up the Premises to the Landlord, reasonable wear and tear and casualty excepted. Tenant agrees to pay for all damages to the appurtenances thereto during the term of this Lease.

     13. TOTAL OR PARTIAL DESTRUCTION OF PREMISES:

     Partial destruction of the Premises shall not render this Lease void or voidable, or terminate it, except as herein provided. If the Premises are partially destroyed during the term of this Lease, Landlord shall repair them, when such repairs can be made in conformity with Local, State and Federal laws and regulations, within sixty (60) days of the partial destruction. Rent for the Premises will be reduced proportionately to the extent to which the repair operations interfere with the normal conduct of the said time limit, Landlord may, at its option, make them at a reasonable time and continue this Lease in effect, with proportional rent rebate to he Tenant, as herein provided. If the repairs cannot be made within the time period allowed, and Landlord elects not to make them in a reasonable time, either party hereto has the option to terminate this Lease, in accordance with the termination provisions herein.

     14. LANDLORD'S ENTRY FOR INSPECTION AND MAINTENANCE:

     Landlord reserves the right to enter upon the Premises at reasonable times to inspect them, to perform required maintenance and repair, and to make additions and alterations to any part of the building of which the Premises is located, and Tenant agrees to permit Landlord to do the same. Landlord may, in connection with such alterations, additions, or repairs, erect scaffolding, fences, and similar structures, post the relevant notices, and place moveable equipment without any obligation to reduce Tenant's rent for the Premises during such period, and without incurring liability to Tenant for disturbance of their quiet enjoyment of the Premises or their loss of occupation thereof.

     15. TRADE FIXTURES:

     Tenant may install and maintain, during the term of this Lease, trade fixtures and other equipment necessary for Tenant' use of the building, as hereinabove provided; provided that such fixtures, by reason of the manner in which they are affixed, do not become an integral part of the Shopping Center or of the Premises herein. Tenant may, if not in default hereunder, and from time to time during the term hereof, alter or remove any such trade fixtures so installed by them. Said trade fixtures or equipment of the Tenant shall be removed at the termination or expiration of this Lease, by the Tenant in an expeditious manner. Any damage to the Premises caused by any such installation, alteration, or removal of any such trade fixture or equipment shall be promptly repaired by the Tenant at their own expense.

     16. POSTING OF SIGNS:

     Landlord reserves the right to place any and all signs reasonable necessary for the sale of the Shopping Center upon said Shopping Center during the term of the Lease, provided however, that no such signs may be posted in the Premises, or to place any and all reasonable signs on the Premises at any time within ninety (90) days of the expiration of this Lease, for rental or lease of said Premises.

     17. RESTRICTIONS ON POSITION OF SIGNS:

     Tenant will not construct or place, or permit to be constructed or placed, any signs, awnings, marquees, or other structures projecting from the exterior of the Premises without the written consent of the Landlord thereto and subject to all governmental law or regulations for the posting of said signs. Tenant further agrees to remove all signs, displays, advertisements, or decoration which they have placed, or permitted to be placed on the Premises which, in the opinion of the Landlord are offensive or otherwise objectionable. If Tenant fails to remove such signs, displays, advertisements, or decorations within sixty (60) days of receiving written notice from Landlord to do the same, Landlord reserves the right to enter the Premises and remove the same, at Tenant's expense.

     18. HOLD HARMLESS AND NON-LIABILITY:

     Landlord shall not be liable for any loss, damage, or injury, or for any liability or damage claims for injury to persons, including Tenant, or any officer, agent, employee, independent contractor, invitee or guest of Tenant, or any other persons acting at their direction or in concert with them; or for any property damage form any cause whatsoever related to Tenant's occupancy of the Premises, including those arising out of damages or losses occurring on sidewalks or other common areas of the Shopping Center arising out of any act or negligence of Tenant, or any officer, agent, employee, independent contractor, guest or invitee of Tenant, as well as any damages resulting form Tenant's use of the premises during the term of this Lease, or any extension thereof.

     Tenant hereby agrees to indemnify and hold harmless Landlord against any and all such claims for damages, including all costs, attorney's fees and liabilities incurred in the defense of any such claim or claims. In case any such action is brought against Landlord, or any officer, agent or employee of Landlord, Tenant agrees to defend Landlord from any and all such claim or claims made by any persons whatsoever resulting from or arising out of Tenant's use and occupancy of the Premises herein, at Tenant's sole expense.

    19. ASSIGNMENT OR SUBLEASE:

     Tenant agrees not to assign or sublease the premises herein, or any part thereof, without first obtaining the written consent of the Landlord hereto. Landlord expressly covenants that such consent shall not be unreasonably or arbitrarily refused. One consent by the Landlord shall not be a consent to a subsequent assignment, sublease, or occupation by any other persons. Tenant's unauthorized assignment, sublease, or license to occupy the Premises herein shall be void and shall terminate the Lease, at the option of Landlord. Tenant's interest in this lease is not assignable to operation of law, nor is any assignment of their interest herein, without the written consent of the Landlord.

     20. DEFAULTS:

     The occurrences of any of the following shall constitute a material default and breach of this Lease.

     (a) The vacation or abandonment of the Premises herein by Tenant.

     (b) The failure by Tenant to pay installment of rent, or to make any other payments required under this Lease, where such failure continued for a period of ten (10) days after written notice thereof by the Landlord to the Tenant.

     (c ) Failure by Tenant to observe or perform any of the provisions of this Lease to be observed or performed by the Tenant, except the Provision concerning the payment of rent, where such failure continues for a period of thirty (30) days after written notice thereof by the Landlord to the Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall, within such period, commence such cure, and thereafter diligently 'prosecute the same to completion.

     (d) The making by Tenant of any general assignment for the benefit of creditors; the filing be or against Tenant of a petition to have Tenant adjudged a bankrupt, or of a petition for reorganization or arrangement, under any law relating to bankruptcy, unless the same is dismissed within ninety (90) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to the Tenant within ninety (90) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located on the Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days.

     21. LANDLORD'S REMEDIES ON TENANT BREACH:

     If Tenant shall breach this Lease, pursuant to the terms of Paragraph 20 above, Landlord shall have the following remedies, in addition to any other rights or remedies they may have either by law or otherwise:

     (a) Landlord may re-enter the Premises immediately, and remove therefrom all Tenant's personal property. Landlord may store said property at a public warehouse at Tenant's expense, or for Tenant's account.

     (b) After  re-entry,  Landlord may  terminate  the Lease upon giving thirty
(30) days prior written notice of such termination to Tenant. Re-entry only, without notice of termination, will not terminate this Lease.

     ( c) After re-entry upon the Premises, Landlord may re-Lease the Premises, or any part thereof, for any term, without terminating the Lease, upon such rent and upon such terms and conditions as they may choose. Landlord may make any alterations and repairs to the Premises that are necessary to the Premises, as herein provided, Tenant shall be liable for, in addition to any other liability for breach of this Lease, all expenses incurred to restore unit to its original condition, which is incurred by the Landlord. In addition, Tenant shall be liable to Landlord for the difference between rent received by Landlord - during the reorganization or arrangement, under any law relating to period of re-leasing, and the monthly installment of rent that are due by Tenant during the term of this Lease.

     (d) In the event that Landlord chooses to re-lease the Premises, pursuant to Subparagraph C above, the Landlord may, at their option, apply any rent received as a result thereof, in the following manner:

     (1) Reduce indebtedness of the Tenant to the Landlord under this Lease, not including indebtedness for rent;

     (2) For expenses of the re-leasing, including any expenses of alterations and repairs made as a result thereof;

     (3) Rental installments due under this Lease;

     (4) Payment of any future rent due under this Lease, as it becomes due.

     (e) Landlord may, at any time after such re-leasing, terminate the Lease for the breach because of which they have reentered and re-lease the Premises. Upon terminating this Lease for Tenant's breach hereof, Landlord may recover all damages proximately resulting from the breach, including the cost of recovering the Premises, any rental installments not paid by the new Tenant, and the work f or the balance of this Lease over the reasonable rental value of the Premises will remain during the lease term.

     (f) Upon re-entry, Landlord may procure the appointment of a receiver to take possession of and collect rents and profits from Tenant's business. If necessary to collect such rents and profits, the receiver may carry on Tenant's business and take possession of Tenant's personal property used in the business, including inventory, equipment, trade fixtures, and furnishings, and use them in the business without compensating the Tenant therefor. Proceedings for appointment of a receiver, and the conducting by him of Tenant's businesses, shall not terminate this Lease unless Landlord has given written notice of such termination, as provided herein.

     (g) Tenant hereby waives all claims for damages, which may be caused by Landlord's re-entry, taking possession of the Premises herein and will save Landlord harmless from loss,costs or damages occasioned by Landlord thereby. Any such re-entry or retaking of possession of the premises shall not be considered or construed to be a forcible entry.

     22. PARKING AN COMMON AREAS:

     (a) Landlord covenants that an area approximately equal to the common and parking areas as shown on the attached Exhibit "A" shall be at all times available for the nonexclusive use of Tenant during the full term of this Lease, or any extension thereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking area shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas, provided however, that anything to the contrary notwithstanding, said parking area or areas shall at all times be substantially equal or equivalent to that shown on the attached Exhibit "A".

     (b) Landlord shall keep said parking and common areas in a neat, clean and orderly condition, and shall repair any damage to the facilities thereof, but all such expenses in connection with said parking and common areas shall be charged and prorated as addition rent as set forth in Paragraph 7 hereof.

     ( c) Tenant shall, for its use and benefit, and for the use and benefit of its agents, customers, licensees, and subtenants, have the nonexclusive right in common with Landlord, and other present and future owners, tenants, and their agents, customers, licensees and subtenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking only.

     (d) Tenant shall, in the use of said common and parking areas, comply with such reasonable rules, regulations and charges for parking as the Landlord may adopt from time to time of the orderly and proper operation of said common and parking areas. Such rules may include, but shall not be limited to, the following:

     (I) The prohibition of employee parking in the common area and parking areas; and

     MERCHANT'S ASSOCIATION:N/A


     24. PERSONAL PROPERTY TAXES:

     Tenant shall pay before they become delinquent all taxes and assessments imposed on any personal property or trade fixtures belonging to Tenant and located on said Premises.

     25. ATTORNEY'S FEES:

     If Landlord shall file an action to enforce any covenant of this Lease, or for breach of any covenant herein, including any action for recovery of rent herein, Tenant agrees to pay Landlord the reasonable sum for accrued from the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

     26. NOTICE:

     Notice is given pursuant to the provisions of this Lease, when necessary to carry out the provisions, shall be in writing, and delivered personally to the person to whom the notice is to be given, and mailed postage prepaid, addressed to such person(s). Landlord's address for the purpose of such notice shall be:

Atlantic International
2050 Spaulding Drive
Suite 4-A
North Charleston, SC 29406


or at such other address or addresses as Landlord may designate to Tenant in writing from time to time.

     Tenant's address for the purpose of such notice shall be the Premises herein, or : ENVIROMETRICS PRODUCTS CO., 9229 UNIVERSITY BLVD., CHARLESTON, SC 29406 OFFICE:553-9554

     27. HEIRS, SUCCESSORS AND ASSIGNS:

     This Lease, and the covenant s and conditions hereof, apply to and are binding upon the heirs, successors, legal representatives, and assigns of the parties.

     28. SALE OF PREMISES BY LANDLORD:

     In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived rom this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchase, at such sale or any subsequent sale of the Premises shall be deemed, without further agreement between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

     29. LATE CHARGES:

     Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or deed of trust covering the Shopping Center. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord, or Landlord's agent, within five (5) days after the due date set forth herein, then Tenant shall pay to Landlord a late charge in the amount of ten (10%) percent of such overdue amount, plus any attorney's fees and/or costs incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges of the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any other rights and remedies granted hereunder.

     30. COMPLETE AGREEMENT:

     This Lease contains all of the agreements of their parties hereto with respect to any matter covered or mentioned in this Lease, and there are not prior agreements or understandings which have not been incorporated herein. No provision of this Lease may be amended or added to except by the agreement in writing signed by all the parties hereto or their respective successors in interest.

     31. CHOICE OF LAW:

     This Lease shall be governed by the Laws of the State of South Carolina.

     32. ATTORNMENT:

     This Lease may at Landlord's option, be subordinate to any ground lease, mortgage, deed of trust or other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part, and to any and all advances made on a security thereof, and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease, or the date of recording thereof. Tenant agrees to execute any and all documents required to effectuate an attornment, a subordination or to make this lease subsequent to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand by Landlord shall constitute a material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney in fact. For that purpose, Tenant does hereby make, constitute and irrevocable appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to execute such documents in accordance with this paragraph.

     33. OPTION TO RENEW: (See Attached Addendum)

     (a) Landlord hereby grants to tenant an option to renew this Lease for ONE additional period(s) of ONE years each after the expiration of the term of this Lease, under the same terms, conditions and covenants so far as is applicable, as in this Lease, except that any rents payable for the first Option Period shall be calculated in the same manner as set forth in Paragraph 4 hereof; except that any percentage limitations on the increase in rent to be effective during the first and/or second Option Periods shall be negotiated by the parties at the time any such Option Period takes effect, and shall be mutually agreed upon by the parties. If Tenant exercises the options for the first and/or second Option Periods, and if at the commencement of the second and/or third Option Periods, Landlord and Tenant have not reached an agreement, despite their best efforts and good faith to do so, as to the applicable percentage limitations non the increases in the rental to be paid during such Option Periods, or if there shall then be a dispute between Landlord and Tenant as to the good faith of the other party to so negotiate, Tenant shall have the obligation to pay the rental during such Option Periods as the same would be calculated pursuant to Paragraph 4 hereof, without reference to any percentage limitations contained therein. In the event percentage eliminatio's shall be agreed upon at any time after Tenant shall have exercised its option for the second and/or third Option Periods, any overpayment or underpayment by Tenant shall be immediately adjusted.

     (b) Each option provided for herein shall be exercised by written notice form the Tenant to the Landlord setting forth the Tenant's election to exercise the option, and delivered to the Landlord in person or by registered or certified mail at least ninety (90) days prior to the expiration of the term of this Lease, or any prior option Period.

     34. EMINENT DOMAIN:

     Eminent domain proceedings resulting in the condemnation of a part of the Premises leased herein, the rest usable by Tenant for the purpose of the business of which the Premises are leased herein, will not terminate this Lease unless Landlord, at this option, terminates it by giving written notice of termination to Tenant. The effect of such condemnation, should such option not be exercised, will be to terminate the Lease as to the portion of the premises condemned, and the Lease shall remain in effect as to the remainder of the Premises. Tenant's rental for the remainder of the Lease term shall, in such case, be reduced by the amount of the usefulness of the Premises to him for such business purposes is reduced. All compensation awarded in the eminent domain proceedings as the result of such condemnation shall be the Landlords. Tenant hereby assigns and transfers to Landlord any claim that they may have for compensation for damages as a result of such condemnation.

     35. AUTHORITY OF TENANT

     If Tenant is a corporation, each individual executing this Lease on behalf of said corporation, represents and warrants that he is duly authorized to exercise and deliver this Lease on behalf of said corporation, in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation.

     36. TENANT'S STATEMENT:

     Tenant shall, at any time f rom time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing:

     (a) Certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any and

     (b) Acknowledging that their are not, to Tenant's knowledge, any incurred defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and

     (c) Setting forth the date of commencement of rents and expiration of the term hereof. And any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the Shopping Center.

     37. HOLDING OVER:

     It is expressly understood by all parties that Tenant shall not be permitted to holdover at the end of the lease term. It is further understood by all parties that failure to re-negotiate or otherwise enter into a new lease agreement before ten (10) days from the expiration of this lease constitutes termination of this lease at the end of the lease period, and as such, Tenant understands that it shall vacate the demised premises at the exact end of the lease term. In addition, tenant will pay a 10% surcharge for each month is in default.

     38. INSURANCE REQUIREMENTS:

     (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy or Bodily Injury and Property Damage Insurance with a company or companies approved by Landlord insuring tenant and Landlord against any liability arising out of the use, occupancy or maintenance of the Premises an all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000, combined single limit. Tenant shall name Landlord as an addition insured, and shall provide Landlord with a certificate of insurance within thirty (30) days hereof. Notwithstanding anything herein to the contrary, the limits of said insurance shall not limit the liability of Tenant hereunder.

     (b) Landlord shall obtain and keep in force during the term of this Lease a policy of Bodily Injury and Property Damage Insurance, insuring Landlord, but not Tenant, against any liability arising out of the ownership, use, occupancy of maintenance of the Shopping Center in an amount not less than $1,000,000, combined single limit. The premiums for such insurance shall be paid by Landlord, but shall be a part of the additional rent paid by Tenant provided for in Paragraph 7 hereof.

     c In addition to the insurance set forth in Subparagraph (b) hereof, Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Shopping Center, but not Tenant's fixtures, equipment, or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by lender having a lien on the insurance industry), but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one (1) year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. The premiums for such insurance shall be paid by Landlord, but shall be part of the additional rent paid by Tenant as provided in Paragraph 7 hereof.

     39. OTHER CONTINGENCIES:

     1. TENANT WILL ACCEPT PREMISE "AS IS".

     2. TENANT WILL BE ALLOWED TO CONSTRUCT PASSTHROUGH/DOORWAY IN DEMISING WALL FROM UNIT 102 INTO UNIT 103 AND CONSTRUCT OFFICE SPACE. TENANT WILL RETURN UNIT TO ORIGINAL CONDITION WHEN VACATED.

     3.THIS LEASE IS TO EXPIRE IN CONJUNCTION WITH CURRENT LEASE FOR UNIT 102.

     40. TIME: Time is of the essence in this Lease.

     IN WITNESS WHEREOF, the above parties have executed this Lease on the date first written above.

 WITNESS:  _____________
 LANDLORD:  DENISE BOYD AGENT FOR LANDLORD

 WITNESS:  _____________
 TENANT(S) WALTER ELLIOTT, PRESIDENT